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                                                                EXHIBIT 10.8



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENT OF SUCH ACT OR SUCH LAWS.

No. 1                                                            250,000 Shares
                               Warrant Certificate

                           NATIONAL MEDIA CORPORATION

     This Warrant Certificate certifies that ValueVision International, Inc., ("ValueVision") or registered assigns, is the registered holder of 250,000 Warrants expiring on the earlier of (i) January 5, 2003 or (ii) the occurrence of the Termination Event (as defined below) (the "Warrants") to purchase Common Stock, $.01 par value (the "Common Stock"), of NATIONAL MEDIA CORPORATION, a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before the earlier of (i) 5:00 p.m. New York City Time on January 5, 2003 or (ii) the occurrence of the Termination Event, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") equal to the average of the Quoted Prices of the Common Stock reported on the New York Stock Exchange Composite Tape for the twenty (20) consecutive trading days immediately succeeding the date of the first advance by ValueVision to the Company under the $10 million Demand Promissory Note between ValueVision and the Company dated as of the date hereof (the "Demand Note"), payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

     No Warrant may be exercised after the earlier of (i) 5:00 p.m., New York Time on January 5, 2003 or (ii) the occurrence of the Termination Event, and to the extent not exercised by such time such Warrants shall become null and void.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth below and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless signed by officers of the Company as set forth in Section 2 of the Warrant Agreement.





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     IN WITNESS WHEREOF,  the Company has caused this Warrant  Certificate to be signed by its President and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated: January 5, 1998


                                       NATIONAL MEDIA CORPORATION


                                       By:  /s/  Robert N. Verratti
                                          -------------------------
                                          President


                                       By:  /s/   Brian J. Sisko
                                          -------------------------
                                          Secretary



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                                   [Continued]

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the earlier of (i) January 5, 2003 and
(ii) the occurrence of the Termination Event. The Warrants (issued in denominations representing a multiple of 25,000 shares) entitle the holder on exercise to receive shares of Common Stock, $0.01 par value, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of January 5, 1998 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

     Warrants may be exercised at any time after the earlier to occur of (1) the 75th day after termination of the Merger Agreement and (2) a default under the Demand Note and before the earlier to occur of (i) January 5, 2003 and (ii) the occurrence of the Termination Event. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

     For purposes of this Agreement, "Termination Event" shall mean (i) the consummation of the transactions contemplated by the Merger Agreement or (ii) the termination by the Company of the Agreement and Plan of Reorganization and Merger dated as of the date hereof by and among ValueVision, the Company and V-L Holdings Corp. (the "Merger Agreement"), if such termination results from a breach of any covenant thereunder by ValueVision or in the event the shareholders of ValueVision do not approve the terms of the proposed merger as contemplated under the Merger Agreement; provided, however, that if (x) within seventy-five (75) days after the occurrence of the Termination Event, the Company has not paid in full in cash all of its obligations under the Demand Note or (y) a default by the Company occurs under the Demand Note during such seventy-five day period, no Termination Event shall be deemed to have occurred.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant,



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but the Company will pay the cash value  thereof  determined  as provided in the
Warrant Agreement.

     The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in a Registration Rights Agreement dated as of January 5, 1998, between the Company and ValueVision. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

     Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.





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                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)


      The  undersigned   hereby   irrevocably   elects  to  exercise  the
right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of NATIONAL MEDIA CORPORATION in the amount of $_________ in accordance with the terms hereof. The undersigned requests that a certificate for
such  shares  be registered    in   the   name   of    ________________,
whose    address is _______________________________   and  that   such   shares
be   delivered  to ________________  whose address is
_________________________________.  If said number  of shares is less  than all of the  shares of Common  Stock  purchasable hereunder,  the undersigned
requests that a new Warrant Certificate representing the   remaining   balance
of  such  shares  be   registered   in  the  name  of ______________,  whose
address  is  _________________________,  and  that  such Warrant  Certificate
be  delivered  to  _________________,   whose  address  is
______________________.


                                         Signature: _________________________



Date: ______________



                             Signature Guaranteed: ___________________________